EX.99.906CERT
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act
     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the New Covenant Funds does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the New Covenant Funds for the year ended June 30, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the New Covenant Funds for the stated period.

/s/ Robert E. Leech		/s/ Patrick J. Rudnick

Robert E. Leech		Patrick J. Rudnick
President, New Covenant Funds		Treasurer, New Covenant Funds

Dated:	Febuary 26, 2009	Dated:	February 26, 2009

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by New Covenant Funds for purposes of Section 18 of the Securities Exchange Act of 1934.

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